Exhibit 10.1

FOURTH AMENDMENT

TO

REVOLVING NOTE

This Fourth Amendment to Revolving Note, dated as of March 30, 2007, is entered into by and between Integral Systems, Inc., a Maryland corporation (“Borrower”), and Bank of America, N.A. (the “Lender”) (said Amendment being referred to herein as “this Amendment”).

WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of August 31, 2001, as amended by that certain First Modification to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 3, 2003, as further amended by that certain Second Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of February 25, 2004, as further amended by that certain Third Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of January 19, 2004, as further amended by that certain letter, dated February 20, 2007, from Lender to Borrower, and as further amended by that certain Fifth Amendment to Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated as of the date hereof (as so amended, the “Loan Agreement”);

WHEREAS, in connection with the transactions contemplated by the Loan Agreement, Borrower executed and delivered to Lender that certain Revolving Note, dated as of August 31, 2001, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00) and payable to the order of Lender, as amended by that certain First Amendment to Revolving Note, dated as of February 25, 2004, as further amended by that certain Second Amendment to Revolving Note, dated as of January 19, 2004, and as further amended by that certain letter, dated February 20, 2007, from Lender to Borrower (as so amended, the “Note”); and

WHEREAS, Borrower and Lender have agreed to amend the Note as provided herein;

NOW THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto as set forth in the Loan Agreement):

SECTION 1. Amendment to Note. Effective as of the date hereof, the Note is hereby amended as follows:

1.1 Section 2.b of the Note is hereby deleted in its entirety and the following is substituted therefor:

b. unless sooner paid, the unpaid Principal Sum, together with all interest accrued and unpaid thereon, and all other amounts owing under this Note shall be due and payable in full on April 30, 2007 (the “Maturity Date”). If the Loan Agreement provides for the

Borrower to make additional payments on account of the Principal Sum from time to time, Borrower promises to make those payments at the time and in the manner specified in the Loan Agreement.

SECTION 2. Representations and Warranties.

2.1 Borrower hereby represents and warrants that the outstanding principal amount of the Note as of the date hereof is Zero and No/100 Dollars ($0.00).

2.2 Borrower hereby represents and warrants that (i) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) it has taken all corporate action necessary for the execution and delivery by it of this Amendment and the performance by it of its obligations hereunder, and (iii) this Amendment constitutes its valid and binding obligation enforceable against it in accordance with its terms except to the extent enforceability may be subject to bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally or the application of principles of equity, whether in an action at law or proceeding in equity.

SECTION 3. Reference to and Effect Upon the Note.

3.1 Except as specifically amended or waived above, the Note shall remain in full force and effect and is hereby ratified and confirmed.

3.2 Except as specifically provided above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Note, nor constitute an amendment of any provision of the Note, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Note to “this Note”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Note as amended hereby. Upon the effectiveness of this Amendment, each reference in any Loan Document to the Note shall mean the Note as amended hereby.

SECTION 4. Fees and Expenses. Borrower shall pay all reasonable fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment.

SECTION 5. Release. Borrower, on behalf of itself and its agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges Lender and its agents, representatives, partners, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions and causes of action of any kind, nature or description whatsoever, whether or not now known, that Borrower has, ever had or claimed to have had against Lender from the beginning of time to and including the date hereof.

Except with respect to the Note (as modified hereby), Loan Agreement, any other Loan Document, and the agreements, documents and instruments executed in connection therewith, Lender, on behalf of itself and its agents, representatives, attorneys, successors and assigns, hereby releases and forever discharges

Borrower and its agents, representatives, partners, directors, officers, attorneys, employees, affiliates, parents, subsidiaries, stockholders, predecessors, successors and assigns of and from any and all claims, setoffs, counterclaims, demands, liabilities, suits, actions and causes of action of any kind, nature or description whatsoever, whether or not now known, that Lender has, ever had or claimed to have had against Borrower from the beginning of time to and including the date hereof.

SECTION 6. Governing Law; Arbitration. This Amendment shall be governed by, construed under and enforced in accordance with the laws of the Commonwealth of Virginia without giving effect to its conflict of laws principles. Provisions of the Loan Agreement specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated into this Amendment by reference and shall have the same force and effect as if fully set forth in this Amendment.

SECTION 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered under seal by the parties hereto as of the day and year first above written.

INTEGRAL SYSTEMS, INC., a Maryland corporation

By:	/s/ Peter J. Gaffney	(SEAL)
Name:	Peter J. Gaffney
Title:	Chief Executive Officer

BANK OF AMERICA, N.A.

By:	/s/ Michael D. Brannan	(SEAL)
Name:	Michael D. Brannan
Title:	Senior Vice President

STATE OF	Maryland	)
CITY/COUNTY OF	Charles	)	To wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Peter J. Gaffney, Chief Executive Officer of Integral Systems, Inc., a Maryland corporation (“Integral”), whose name is signed to the foregoing Fourth Amendment to Revolving Note, appeared before me this 29th day of March 2007, and acknowledged that the foregoing is his true act and deed in such capacity and the true act and deed of Integral.

[SEAL]	/s/ Tory Walker
Notary Public

My Commission Expires: STATE OF 4/1/2010) CITY/COUNTY OF Montgomery) to wit:

I, the undersigned, a Notary Public in and for the City/County and State aforesaid, do hereby certify that Michael D. Brannan, a Senior Vice President of Bank of America, N.A., whose name is signed to the foregoing Fourth Amendment to Revolving Note, appeared before me this 30th day of March 2007, and acknowledged that the foregoing is his/her true act and deed and the true act and deed of Bank of America, N.A.

[SEAL]	/s/ Cynthia Ann Newsome
Notary Public

My Commission Expires:	May 1, 2007